INCOME TAXES (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforwards	$ 9,104	$ 10,836
Accruals and reserves	0	0
Depreciation, deferred tax assets	0	0
Other	0	0
Deferred tax assets, Valuation allowance	(9,104)	(10,836)
Total deferred tax assets	0	0
Deferred, Share-based compensation	0	0
Total deferred tax liabilities	0	0
Net deferred tax liabilities	0	0
Deferred tax liabilities, Accruals and reserves	$ 0	$ 0